UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 15, 2014

                               CANNAPHARMARX, INC.
                              ---------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                      000-27055               24-4635140
----------------------------  ----------------------------  --------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer Ident
     of incorporation)                                          -ification No.)

     One Collins Drive, Salem Business Center, Carneys Point, NJ 08069-3640
               --------------------------------------------------
                    (Address of principal executive offices)

                                  720-939-1133
        -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                 ---------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On December 15, 2014, the Company announced it is initiating a research & discovery program in Cannabinoid Science.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.


Exhibit #                           Description

99.1              Press Release dated December 15, 2014

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CANNAPHARMARX, INC.


                                        By: /s/ Gerry Crocker
                                            ------------------------------------
                                            Gerry Crocker
                                            Chief Executive Officer



Date: December 16, 2014